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                                                                    EXHIBIT 10.1


                                    GUARANTY

                  This Guaranty ("Guaranty") is made as of the 29th day of January, 2001 by Affiliated Computer Services, Inc. (the "Guarantor"), in favor of Citicorp USA, Inc., a Delaware corporation ("Lender").

                                    RECITALS

                  WHEREAS, DDH Aviation, Inc., a Texas corporation, 448 Alliance Corp. and Blue Sky Yacht Sales, Inc. (collectively, the "Borrowers"), have entered into that certain Loan and Security Agreement with Lender dated as of the date hereof (as amended or restated from time to time, the "Loan Agreement") pursuant to which Lender has agreed to provide certain credit facilities to Borrowers;

                  WHEREAS, Lender has required, as a condition, among others, to executing the Loan Agreement, that Guarantor execute and deliver this Guaranty; and

                  WHEREAS, the Borrowers are providing consideration to the Guarantor for its agreement to execute and deliver this Guaranty.

                  NOW, THEREFORE, for and in consideration of the foregoing, Guarantor and Lender agree as follows:

1. Defined Terms. Capitalized terms used herein, without definition shall have the meanings given such terms in the Loan Agreement.

2. Guaranty.

         (a) The Guarantor unconditionally guarantees the full and prompt payment , when due, whether upon maturity, by acceleration or otherwise, and at all times thereafter of all sums which may now be or may hereafter become due and owing by the Borrowers under and in connection with the Loan Agreement and the other Loan Documents which include all of the Secured Obligations. Notwithstanding the foregoing, Guarantor's liability hereunder with respect to the Secured Obligations shall be limited to an amount (the "Guaranteed Amount"), at any time of determination equal to the lesser of (i) $11,500,000 or (ii) the sum of 24.5% of the outstanding Secured Obligations under the Equipment Purchase Facility plus 41.1% of the outstanding Secured Obligations under the Deposit Facility and the Working Capital Facility at such time. The Guarantor hereby agrees that this Guaranty is an absolute guarantee of payment and is not a guaranty of collection.

         (b) Notwithstanding anything contained herein to the contrary, Guarantor's liability with respect to this Guaranty shall include all fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' fees and costs and expenses) paid or incurred by Lender in: (i) endeavoring to collect all or any part of the Secured Obligations up to the Guaranteed Amount from, or in prosecuting any action against, the Guarantor;
(ii) taking any action with respect to any security or collateral securing the obligations of Guarantor under this Guaranty; and (iii) preserving, protecting or defending the enforceability of this Guaranty or its


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rights hereunder (all such costs and expenses are referred to hereinafter collectively as the "Expenses").

3. Payment of Obligations. At any time, and from time to time, if an Event of Default (as defined in the Loan Agreement) shall occur and be continuing, Guarantor shall pay to Lender, on demand and in immediately available funds, all Secured Obligations, if any, then due, up to the Guaranteed Amount at such time, after taking into account all amounts previously paid by Guarantor under this Guaranty together with all Expenses (at any time of determination, the "Guaranteed Obligations").

4. Obligations Unconditional.

         (a) The Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of:

                  (i) the validity or enforceability, avoidance or subordination of any of the Secured Obligations;

                  (ii) the absence of any attempt by, or on behalf of, Lender to collect, or take any other action to enforce, all or any part of the Secured Obligations from Borrowers or any of them, or from any other guarantor of all or any part or the Secured Obligations or any other person;

                  (iii) the election of any remedy by, or on behalf of, Lender with respect to all or any part of the Secured Obligations;

                  (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, Lender with respect to any provision of the Loan Documents;

                  (v) the failure of Lender to take any steps to perfect and maintain its security interest in, or to preserve its respective right to, any of the Collateral for all or any part of the Secured Obligations;

                  (vi) the election by, or on behalf of, Lender, in any proceeding instituted under the United States Bankruptcy Code (the "Bankruptcy Code") of the application of Section 1111 (b)(2) of the Bankruptcy Code;

                  (vii) any borrowing or grant of a security interest by the Borrowers, as debtor-in-possession, under Section 364 of the Bankruptcy Code, or the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of Lender for repayment of all or any part of the Secured Obligations or any Expenses relating thereto; or

                  (viii) any other circumstance other than payment in full which might otherwise constitute a legal or equitable discharge or defense of a guarantor or the Borrowers.

         (b) The Guarantor hereby waives any requirement of diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any



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Borrower, protest or notice with respect to all or any part of the Secured
Obligations, and all demands whatsoever (and Guarantor shall not require that the same be made on the Borrowers as a condition precedent to any of Guarantor's obligations hereunder), and covenants that this Guaranty will not be discharged, except by complete payment of all of the Secured Obligations or by payment to Lender of the entire amount of Guarantor's liability hereunder.

5. Payment; Reinstatement. Upon Borrowers' failure to make payment of all or any portion of the Secured Obligations when due whether upon maturity, by acceleration or otherwise, Lender may proceed directly and at once, without further notice, against the Guarantor to obtain performance of and to collect and recover the amount, or any portion, of the Guaranteed Obligations without Lender first proceeding against any Borrower, or any other guarantor or Person, or any security or collateral for all or any part thereof. Payments and credits, if any, from the Guarantor, any Borrower, any other guarantor of all or any portion of the Secured Obligations or any other Person on account of the Secured Obligations or of any other liability or obligation of the Guarantor to Lender, shall be applied to the Guaranteed Obligations, and neither Guarantor, nor any Borrower, nor any other guarantor of all nor any portion of the Guaranteed Obligations nor any other Person shall have any further liability with respect to any such payments and credits if such payments and credits have been made as provided herein; provided, however, that if such payments or credits, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Guarantor, any Borrower, any other guarantor or any other Person, or their respective estates, trustees, receivers or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Secured Obligations or other obligations or liabilities or any part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and shall continue in full force and effect as of the time immediately preceding the time such initial payment, credit, reduction or satisfaction occurred.

6. Inability to Collect. The Guarantor agrees that, notwithstanding anything set forth in this Guaranty to the contrary, if for whatever reason, Lender is prevented by applicable law from exercising any of its rights to receive payment from Borrowers, or any of them, of all or any part of the Secured Obligations, to collect interest on all or any part of the Secured Obligations or to enforce or exercise any other right or remedy with respect to all or any part of the Secured Obligations, or is prevented from taking any action to realize on all or any part of the Collateral securing the Secured Obligations or the liabilities of any guarantor of the Secured Obligations, such Guarantor shall pay to Lender, on demand therefor and in immediately available funds, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by Lender up to the Guaranteed Amount, less any other amounts previously paid under this Guaranty.

7. Lender's Actions.

         (a) Lender is hereby authorized, without notice or demand and without affecting the liability of any Guarantor hereunder, from time to time (i) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Secured Obligations or to otherwise modify, amend or change the terms of the Loan Documents; (ii) to accept partial payments on all or any part of the Secured Obligations; (iii) to take and hold security or collateral for the payment of all or any part of the Secured Obligations, this Guaranty, or any other guaranties of all or any part of the Secured Obligations or other liabilities of any



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Borrower; (iv) to exchange, enforce, waive and release any such security or collateral; (v) release any of the Secured Obligations or any portion thereof; and (vi) to settle, release, compromise, collect or otherwise liquidate all or any part of the Secured Obligations and exchange, enforce, release or waive any security or collateral for all or any part of the Secured Obligations, and any of the foregoing may be done in any manner, without affecting or impairing all or any part of the obligations of Guarantor hereunder.

         (b) The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and any and all endorsers and/or other guarantors of all or any part of the Secured Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that Lender shall not have any duty to advise the Guarantor of information known to it regarding such condition or any such circumstances. The Guarantor hereby acknowledges that it has been furnished copies of the Loan Documents and has had the opportunity to review any Loan Documents relating thereto or financial information relevant thereto. The Guarantor further acknowledges and agrees that in the event Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to such Guarantor, then the party providing such information shall be under no obligation (i) to undertake any investigation not a part of its regular business routine; (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such party wishes to maintain confidential; or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

         (c) The Guarantor consents and agrees that Lender, or any Person acting for or on behalf of Lender, shall not be under any obligation to marshal any assets in favor of Guarantor or against or in payment of all or any part of the Secured Obligations.

8. Representations and Warranties. The Guarantor represents and warrants as follows (i) the Guarantor has full corporate power and authority to execute and deliver this Guaranty and to perform and observe the provisions of this Guaranty; (ii) the execution, delivery and performance by the Guarantor of this Guaranty and any other Loan Documents to which it is a party have been duly authorized by all necessary corporate action, and do not contravene the Guarantor's charter or bylaws or any law or contractual restriction binding on or affecting the Guarantor or any of the Guarantor's property; (iii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guaranty; (iv) this Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws generally affecting the rights of creditors and subject to general equitable principles; and (v) except as otherwise disclosed in its latest Form 10-K or Form 10-Q, as applicable, filed with the Securities and Exchange Commission, there is no pending or threatened investigation, litigation or proceeding affecting the Guarantor that (A) could have a material adverse effect on the financial condition or property of the Guarantor or the ability of the Guarantor to perform the Guarantor's obligations under this Guaranty or (B) purports to affect the legality, validity or enforceability of this Guaranty.



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9. Waivers.

         (a) The Guarantor waives any defense arising by reason of: (i) any disability or other defense of any Borrower or any other person, including but not limited to the insolvency or bankruptcy of any Borrower or any other person, or any stay in connection with any such bankruptcy proceedings; (ii) the cessation from any cause whatsoever, other than payment in full, of the Secured Obligations; (iii) the application by any Borrower of the proceeds of any Secured Obligation secured hereby for purposes other that the purposes represented by the Borrowers to Lender or intended or understood by Lender or the Guarantor; or (iv) any act or omission by Lender which directly or indirectly results in or aids the discharge or release of the Borrowers, any other person, any Secured Obligation, or any collateral, by operation of law or otherwise.

         (b) The Guarantor waives all right which such Guarantor may have under:
(i) any law which may limit on the amount of a deficiency judgment based on any Secured Obligation; (ii) any bar to deficiency judgments; (iii) any requirement of law that Lender exhaust any security for the Secured Obligations before proceeding against Guarantor; (iv) any law which may prohibit Lender from enforcing its rights and remedies against any Borrower by both a private sale and an action in court; or (v) any law which requires that a court action to enforce Lender's rights be an action to foreclose any security instrument securing the Secured Obligations.

         (c) The Guarantor agrees not to assert any right, claim or cause of action including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise against any Borrower arising out of or by reason of this Guaranty or the obligations hereunder including, without limitation, the payment or securing or purchasing of any of the Secured Obligations by the Guarantor unless and until the Secured Obligations are paid in full and all commitments to lend under the Loan Agreement are terminated. The Guarantor agrees that any and all claims of the Guarantor against the Borrowers or any of them, any endorser or any other guarantor of all or any part of the Secured Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including reasonable attorneys' and paralegals' fees and expenses) and any other liabilities or obligations owing to the Lender by the Borrowers or any of the Borrowers' subsidiaries which may arise either with respect to or under the Loan Agreement or any other Loan Documents. Notwithstanding any right of the Guarantor to ask, demand, sue for, take or receive any payment from the Borrowers or any of the Borrowers' subsidiaries, all rights, liens and security interests (if any) of the Guarantor, whether now or hereafter arising or howsoever existing, in any assets of any Borrower or any of a Borrower's subsidiaries (whether constituting part of any security or collateral which may be given to the Lender to secure payment of the Secured Obligations or otherwise) shall be and hereby are subordinated to the rights of the Lender in those assets. The Guarantor shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Secured Obligations shall have been fully paid and satisfied and all commitments to lend under the Loan Agreement have been terminated. If all or any part of the assets of any Borrower or any of a Borrower's subsidiaries, or the proceeds thereof, are subject to any distribution, division or application to the creditors of any Borrower or any of a Borrower's subsidiaries, whether partial, complete, voluntary or involuntary and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Borrower or any of a



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Borrower's subsidiaries is dissolved or if substantially all of the assets of any Borrower or any of a Borrower's subsidiaries are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Borrower or any of a Borrower's subsidiaries to the Guarantor shall be paid or delivered directly to the Lender for application to the Secured Obligations due or to become due, until such Secured Obligations shall have first been fully paid and satisfied.

         (d) The Guarantor warrants and agrees that each of the waivers set forth above are made with the Guarantor's full knowledge of their significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which the Guarantor otherwise may have against any Borrower, Lender or others, or against collateral, and that under the circumstances existing in connection herewith, the waivers are reasonable and not contrary to public policy or law. If any of the waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law.

         (e) No delay on the part of Lender in the exercise of any right or remedy arising under this Guaranty, or any of the Loan Documents, or otherwise with respect to all or any part of the Secured Obligations, any collateral securing the Secured Obligations or any other guaranty of or security for all or any part of the Secured Obligations shall operate as a waiver thereof, and no single or partial exercise by any such person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly executed and delivered by Lender. Failure by Lender at any time or times hereafter to require strict performance by any Borrower, Guarantor, any other guarantor of all or any part of the Secured Obligations or any other person of any of the provisions, warranties, terms and conditions contained in the Loan Documents shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any act or knowledge of Lender, unless such waiver is contained in an instrument in writing, and directed and delivered to Guarantor, specifying such waiver signed by Lender. No waiver by Lender of any Event of Default or default under any of the Loan Documents shall operate as a waiver of any other default or the same default on a future occasion. Any final determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by any Borrower to Lender, shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was party to the suit or action in which such determination was made.

         (f) This Guaranty shall continue in full force and effect and may not be terminated or otherwise revoked until all obligations of Lender to extend credit under the Facilities shall have been terminated and either (i) the Secured Obligations shall have been fully paid or (ii) the Guaranteed Amount and all Expenses, if any, have been paid to Lender under this Guaranty.

         (g) This Guaranty shall be binding upon Guarantor and upon its representatives, successors and assigns and shall inure to the benefit of Lender and its successors and assigns. All references herein to the Borrowers or Guarantor shall be deemed to include their respective successors and assigns. The successors and assigns of the Borrowers and the Guarantor shall include, without limitation, a receiver, trustee or debtor-in-possession of or for any such party. All references to the singular shall be deemed to include the plural where the context so requires.



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10. Choice of Law, Jurisdiction, and Venue. This Guaranty shall be governed by the internal laws of the State of New York. The Guarantor hereby acknowledges that any dispute between the Guarantor and Lender arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Guaranty or any other instrument, document or agreement executed or delivered in connection herewith or the transactions related hereto, and whether arising in contract, tort, equity, or otherwise, shall be resolved in accordance with the internal laws and not the conflicts of law provisions of the State of New York.

         IN ANY ACTION OR PROCEEDING ARISING UNDER OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY OF THE OBLIGATIONS (AS DEFINED HEREIN), EACH OF LENDER AND GUARANTOR HEREBY IRREVOCABLY (A) CONSENTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK, AND (B) WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN ANY SUCH COURT, AND (C) WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND (D) FURTHER WAIVES THE RIGHT TO OBJECT WITH RESPECT TO SUCH PROCEEDINGS THAT SUCH COURT DOES NOT HAVE ANY JURISDICTION OVER SUCH PARTY. THIS FORUM SELECTION AGREEMENT APPLIES NO MATTER WHAT THE FORM OF ACTION, WHETHER IN REM, IN PERSONAM, OR ANY OTHER, OR WHETHER BASED ON ANY STATUTE, RULE, OR REGULATION, NOW EXISTING OR HEREAFTER ENACTED.

         THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE AT THE OPTION OF LENDER BY ANY ONE OF THE FOLLOWING (A) DELIVERY IN PERSON, (B) BY COURIER, OR
(C) CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT ITS ADDRESS NOTED BELOW.

         ANY PROCESS SERVED BY MAIL SHALL BE COMPLETE ON THE DATE IT IS MAILED. ANY PROCESS SERVED BY ANY OTHER MANNER AFOREMENTIONED SHALL BE COMPLETE ON THE DATE IT IS DELIVERED. THE GUARANTOR CONSENTS TO SERVICE OF PROCESS AS AFORESAID. THE GUARANTOR ALSO WAIVES ANY DEFECT IN SERVICE CAUSED BY ITS FAILURE TO NOTIFY LENDER IN WRITING OF ANY CHANGE OF ADDRESS.

         NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

11. WAIVER OF JURY TRIAL. THE GUARANTOR AND LENDER HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY.

12. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to



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the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

13. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be delivered by (i) United States registered mail, return receipt requested with proper postage prepaid, (ii) facsimile with receipt confirmed, (iii) reputable overnight courier with all charges prepaid, or (iv) by messenger, all of which shall be properly addressed to the party to be notified and sent to the addresses set forth below their names on the signature page hereto or to such other address as the parties shall, from time to time, designate in writing.

14. Counterparts. This Guaranty may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Guaranty by signing any such counterpart. This Guaranty shall be effective when it has been executed by the parties hereto.






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         IN WITNESS WHEREOF, this Guaranty has been duly executed as of the day and year first set forth above.

                                         Affiliated Computer Services, Inc.

                                         By:
                                             ----------------------------------
                                               Title:
                                                     --------------------------

                                         Notice Address:
                                         2828 North Haskell Avenue
                                         Dallas, Texas 75214
                                         Attention:  General Counsel
                                         Fax:  214-823-5746



                                         CITICORP USA, INC.



                                         By:
                                             ----------------------------------
                                         Title:  Vice President

                                         Notice Address:

                                         Citicorp USA, Inc.
                                         500 West Madison Street
                                         Suite 400
                                         Chicago, IL  60661
                                         Attention: John Wayland
                                         Fax: (312) 627-5316

                                         with a copy to:

                                         Citicorp USA, Inc.
                                         425 Park Avenue
                                         New York, NY  10022
                                         Attention: Christopher Dee
                                         Fax: (212) 793-1152

                                         and a copy to:

                                         Victoria Gilbert, Esq.
                                         Sonnenschein Nath & Rosenthal
                                         8000 Sears Tower
                                         Chicago, IL  60606
                                         Fax: (312) 876-7934